UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

QUESTCOR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Kellogg Drive, Suite D, Anaheim, California		92807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 786-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Patient support programs, including co-pay assistance programs and patient assistance programs, are common for specialty pharmaceutical products. These programs can provide needed financial help to uninsured and under-insured people, and help ensure access to prescription medications for economically disadvantaged patients. Questcor Pharmaceuticals, Inc. continually reviews its business practices, and is presently reviewing and further refining the overall support it provides to various patient support programs. The Company believes that these refinements will not materially impact patient access or Questcor’s business. The Company’s goal remains to help ensure necessary assistance is available to patients who need it when prescribed H.P. Acthar® Gel (repository corticotropin injection) for the treatment of an approved indication.

Forward Looking Statements

Except for the historical information contained herein, this Form 8-K contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following:

•	Our reliance on Acthar for substantially all of our net sales and profits;

•	Our ability to receive high reimbursement levels from third party payers;

•	The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products;

•	Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, MS, IS or rheumatology-related conditions, and our ability to develop other therapeutic uses for Acthar;

•	Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices;

•	Regulatory changes or other policy actions by governmental authorities and other third parties;

•	Our ability to effectively manage our growth; and

•	Other risks discussed in Questcor’s annual report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission, or SEC, on February 27, 2013, and other documents filed with the SEC.

The risk factors and other information contained in these documents should be considered in evaluating Questcor’s prospects and future financial performance. Questcor undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2014	QUESTCOR PHARMACEUTICALS, INC.

	By	/s/ Michael H. Mulroy
Michael H. Mulroy
Executive Vice President, Chief Financial Officer and General Counsel